Exhibit 99.2

A Proposals — The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2. 046P5F NOTE: Where more than one owner is shown on your stock certificate, each owner must sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Special Shareholder Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 1. Proposal to adopt and approve the Agreement and Plan of Merger, dated June 16, 2025, by and among Commerce Bancshares, Inc., a Missouri corporation (“Commerce”), CBI-Kansas, Inc., a Kansas corporation and a direct, wholly owned subsidiary of Commerce, and FineMark Holdings, Inc., a Florida corporation (“FineMark”) (the “Merger Agreement”). 2. Proposal to adjourn the Finemark special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the FineMark special meeting to adopt and approve the Merger Agreement or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to FineMark shareholders. For Against Abstain For Against Abstain 1UPX MMMMMMMMMMMM MMMMMMMMM 1234 5678 9012 345 661823 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM You may vote online instead of mailing this card. Online Go to www.envisionreports.com/fnbt or scan the QR code — login details are located in the shaded bar below. You may vote online instead of mailing this card. Votes submitted electronically must be received by October 14, 2025 at 11:59 P.M., ET. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/fnbt

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/fnbt PROXY SOLICITED FOR SPECIAL MEETING OF SHAREHOLDERS OF FINEMARK HOLDINGS, INC. To be held on October 15, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Brian J. Eagleston and Jeffrey B. Moes, or any of them, his, her or its true and lawful agents, as proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of common stock (the “Shares”) of FineMark Holdings, Inc. that the undersigned would be entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”), to be held on October 15, 2025 at 8:00 a.m., EST at 8695 College Parkway, Suite 100, Fort Myers, Florida 33919, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged. These proxies are authorized and directed to vote the Shares represented hereby on the matters described in the Notice of Special Meeting of Shareholders and Proxy Statement as follows, and are authorized and directed to vote the Shares represented by this proxy in their discretion on any other business that may be presented at the Special Meeting. The Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted: “FOR” Proposal No. 1 and “FOR” Proposal No. 2. If any other business is presented at the Special Meeting, including a motion to adjourn the Special Meeting, the Shares represented by this proxy will be voted by the proxies in their best judgment. PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE. Proxy — FineMark Holdings, Inc. C Non-Voting Items IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Change of Address — Please print new address below. Comments — Please print your comments below.